                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):      January 7, 2005
                                                 ------------------------------

                              Majesco Holdings Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

                 333-70663                              06-1529524
--------------------------------------------------------------------------------
          (Commission File Number)           (IRS Employer Identification No.)

      160 Raritan Center Parkway, Edison, New Jersey                 08837
--------------------------------------------------------------------------------
         (Address of Principal Executive Offices)                 (Zip Code)

                                 (732) 225-8910
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

     This Current Report on Form 8-K is being filed for the sole purpose of filing the agreement set forth as an exhibit under Item 9.01 below.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) The following exhibit is furnished with this report:

Exhibit No.       Description
-----------       -----------

10.1              Form of Warrant Exercise Agreement, dated December 17, 2004

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  MAJESCO HOLDINGS INC.

Date: January 7, 2005                             By: /s/ Carl J. Yankowski
                                                      -------------------------
                                                      Carl J. Yankowski
                                                      Chief Executive Officer